CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	9 Months Ended	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF OPERATIONS
Formation and operational costs	$ 282,671	$ 3,594,967
Loss from operations	(282,671)	(3,594,967)
Other income(expenses):
Interest earned on investments held in Trust Account	1,970	922,644
Interest expenses - Bridge Note		(125,980)
Change in fair value of Bridge Note - Bifurcated Derivative		(86,307)
Change in fair value of PIPE Forward Contract Derivative		(170,666)
Total other income, net	1,970	539,691
Loss before provision for income taxes	(280,701)	(3,055,276)
Provision for income taxes		(187,225)
Net loss	$ (280,701)	$ (3,242,501)
Basic weighted average shares outstanding	3,981,054	12,741,219
Diluted weighted average shares outstanding	3,981,054	12,741,219
Basic net loss per share	$ (0.07)	$ (0.25)
Diluted net loss per share	$ (0.07)	$ (0.25)